Exhibit (b) to Form 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                  June 29, 2001


                         Human Pheromone Sciences, Inc.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


     CALIFORNIA                       0-23544                  94 -3107202
     ----------                       -------                  -----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


84 West Santa Clara Street, Suite 720, San Jose, California        95113
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     (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:             (408) 938-3030
                                                                --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Exhibit (b) to Form 10-QSB

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

              (a) As reported on Form 8-K dated June 15, 2001, the Audit Committee of the Board of Directors of the Company authorized the termination of BDO Seidman LLP as auditors of the Company effective that day.

              (b) As of June 29, 2001, the Company engaged Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent auditors to replace BDO Seidman, LLP.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUMAN PHEROMONE SCIENCES, INC.



                                      By: /s/ William P. Horgan
                                      ------------------------------------------
                                      William P. Horgan, Chief Executive Officer